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                                 Exhibit 10.17
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                              AMENDMENT AGREEMENT


     THIS AMENDMENT AGREEMENT, dated as of the 31st day of December, 1995 by and between South Pointe Enterprises, Inc., a Florida corporation having its principal offices at 1060 Park Avenue, Cranston, RI 02910 (the "Company") and Kenneth F. Guarino, having a principal office at 1060 Park Avenue, Cranston, RI 02920 ("Guarino").

                               W I T N E S E T H

     WHEREAS, the parties have entered into Employment Agreement effective as of January 1, 1993 (the "Employment Agreement); and

     WHEREAS, the parties have entered into a Stock Option Agreement effective as of January 1, 1993 (the "Stock Option Agreement); and

     WHEREAS, the parties desire to amend the Employment Agreement.

     NOW THEREFORE, in consideration of the mutual promises and covenants herein contained and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     I. Paragraph 4 of the Employment Agreement is hereby amended by adding the following sentence at the end thereof:

     Notwithstanding anything to the contrary contained herein, in recognition of the fact that Executive has other business and personal matters which will require his substantial time, energy, attention and skill during the Company's fiscal year ended May 31, 1996, the Executive's salary for the twelve month period ending May 31, 1996 shall be the sum of $83,798.00.

     2. Except as expressly modified herein, the Employment Agreement is hereby ratified and confirmed.

     IN WITNESS WHEREOF, the parties have executed this Amendment

Agreement as of the date first above written.

                              The Company:

WITNESS:                      Metro Global Media, Inc.


                              By:/s/
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                                Title: Treasurer



                              By:/s/
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                               Kenneth F. Guarino